                                   [GRAPHIC]


--------------------------------------------------------------------------------
                                                Annual Report July 31, 2001

Oppenheimer
Senior Floating Rate Fund

                                                      [LOGO] OppenheimerFunds(R)

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REPORT HIGHLIGHTS
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    CONTENTS

 1  Letter to Shareholders

 2  An Interview with Your Fund's Managers

 8  Financial Statements

31  Independent Auditors' Report

32  Federal Income Tax Information

33  Officers and Trustees

Fund Objective

Oppenheimer Senior Floating Rate Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities.

                              --------------------------------------------------
                               Average Annual Total Returns*
                                                 For the 1-Year Period
                                                 Ended 7/31/01

                                                 Without Early        With Early
                                                 Withdrawal           Withdrawal
                                                 Charge               Charge
                              --------------------------------------------------
                               Class A           3.52%
                              --------------------------------------------------
                               Class B           2.96                 0.10%
                              --------------------------------------------------
                               Class C           2.96                 2.00
                              --------------------------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See page 6 for further details.

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO]

John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.


Dear Shareholder,

It is a pleasure to greet you in my new role as Chairman, President and Chief Executive Officer of OppenheimerFunds. I'm honored to take on this new leadership role, after having served OppenheimerFunds in the capacity of President and Chief Operating Officer since August of 2000.
   I'd also like to acknowledge the contributions of Bridget A. Macaskill, whose vision and efforts have helped build OppenheimerFunds' reputation as a premier investment firm. During her tenure as Chief Executive Officer, Bridget made tremendous contributions to both the firm and to our fund shareholders. Her extraordinary commitment has positioned OppenheimerFunds for a very bright future, and I thank her for that.
   Our ongoing mission is to provide outstanding investment solutions for our customers. We will continue to strive to deliver products and services that help keep you at the forefront of the markets. In partnership with financial advisors, this approach has enabled OppenheimerFunds to help investors pursue their financial goals for more than 40 years.
   While the past year has proven to be challenging in the financial markets, we assure you that our commitment to investment excellence has never been stronger. With this commitment and a clear vision, we are confident that we will meet the challenges that lie ahead. Thank you for your ongoing confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
August 21, 2001

                    1 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

--------------------------
Portfolio Management Team
Arthur Zimmer
Joseph Welsh
Margaret Hui
--------------------------

Q How did Oppenheimer Senior Floating Rate Fund perform over the 12-month period that ended July 31, 2001?

A. While the Fund ended the year in positive territory, both the Fund and the private senior floating rate loan market saw prices and yields deteriorate during the economic weakness that prevailed in the second half of the reporting period. However, the loans in which the Fund invests held up considerably better than stocks and many corporate bonds, particularly those rated below investment grade. In our view, these recent setbacks are temporary, and we expect prices to recover as investors become more confident in the economy's ability to bounce back from the brink of recession.

What happened to derail the economy and the market?

Historically, the economy has moved in cycles, alternating between expansion and contraction. The most recent expansion, which began in 1992, has been the longest in recent history. And, technically at least, it is not yet over. While the U.S. economy has slowed to a virtual standstill, it has not actually begun to shrink.
     The current slowdown was caused largely by previous over-investment in technology by businesses in the form of capital spending, and by investors who bought stocks and high-yield corporate bonds. When it became clear in early 2000 that many previously high-flying technology companies could not sustain their high rates of growth, businesses and investors pulled back their capital. Unfortunately, many technology companies depended on that money to support their operations. With new capital suddenly unavailable, a greater percentage of issuers defaulted on their existing loans. As a result, investor sentiment deteriorated, and good credits in the senior floating rate market suffered along with questionable ones.
     However, it is important to note that the senior floating rate loan market remains healthy and continues to grow. Both new loan issuance and secondary trading have remained quite active.

                    2 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
"Under difficult economic conditions, the Fund's average default rate remained only about half that of the overall market, as a result of our unrelenting focus on fundamental research and credit analysis."
--------------------------------------------------------------------------------

Taking advantage of relatively low prevailing rates in the primary loan market, a number of companies have recently issued loans, including such well-known names as Rite-Aid Corp. Within the secondary market, most industry groups remain strong. The exceptions are those that were hardest hit by the economic slowdown, including telecommunications companies and semiconductor manufacturers.

Why has the Fund's yield declined?

As their name implies, senior floating rate notes have yields that fluctuate according to changes in interest rates./1/ In an effort to avoid a recession, the Federal Reserve Board (the Fed) reduced the benchmark federal funds rate during the first seven months of 2001 from 6.50% to 3.75%, its lowest level in seven years. As a result, the three-month LIBOR rate--the measure on which the Fund's investments are based--declined during the second half of the reporting period, trending below 4.00% for the first time in 8 years. The decline in LIBOR rates is reflected in the Fund's current yield. If the economy recovers and interest rates rise, we would expect the Fund's yield to do so as well./2/

How was the Fund managed in this challenging environment?

We positioned the Fund defensively, focusing on companies that we believe to be fundamentally sound./3/ In fact, because of our extensive credit analysis and research; the Fund's average default rate has been only about one-half that of the overall market.
   Our emphasis has been on non-cyclical industry groups that have a demonstrated ability to maintain their earnings during economic downturns. These include the healthcare, gaming and leisure, and food and beverage groups, which represented some


1. Interest rates on senior floating rate loans reset periodically, so that the Fund's share prices will fluctuate in value.
2. In reviewing this discussion of overall market trends, it is important to understand that future performance of the Fund cannot be predicted with certainty.
3. The Fund can invest up to 100% of its assets in securities that are below investment grade; however, the Fund's investments must be either rated "B" or higher at the time the Fund buys them or, if unrated, judged by the Fund's investment advisor to be of comparable quality.

                    3 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

---------------------------------
Average Annual
Total Returns (with
Class B and Class C Shares
Early Withdrawal Charges)

For the Periods Ended 6/30/01/5/

Class A         Since
1-Year          Inception
---------------------------------
3.88%           5.52%

Class B         Since
1-Year          Inception
---------------------------------
0.55%           4.06%

Class C         Since
1-Year          Inception
---------------------------------
2.46%           5.05%
---------------------------------

of the best performing sectors during the period. We also emphasized--and received attractive returns from--loans issued by energy companies, which saw their operating results improve when prices of crude oil and natural gas rose. Because we participated early in loans issued by energy producers and distributors, before oil prices began to rise, the Fund received the full benefit of the sector's rally. At the same time, we reduced the Fund's exposure to the most problematic areas, including technology, telecommunications and some industrial manufacturers./4/

What is your outlook for the senior floating rate market and the Fund?

We are optimistic about the long term, but cautious regarding the near term. That's because the economy's strength and direction remain uncertain. However, we believe that the Fed's aggressive interest-rate reductions, when combined with the $1.3 billion federal income tax cut, should provide the stimuli the economy needs to resume a more robust level of growth. The key question is when this will occur.
   When and if the economy does recover, we believe that the senior floating rate market will be stronger than ever. As more issuers and investors come to recognize the advantages of the loan market, we believe that its liquidity and importance will increase. A study comparing loan and bond default rates, recently released by Credit Suisse First Boston, supports our views. While publicly traded high yield bonds defaulted at a 2.42% rate during the six years from 1995 to 2000, the default rate for the private loan market was just 1.88%. And while the average recovery rate for bonds was 39.54%, it was 71.44% for loans.


4. The Fund itself is non-diversified, which means that it can invest a relatively larger portion if its assets in fewer issuers, entailing greater risks, than diversified funds. The Fund is not intended as an investor's only investment, but to complement other holdings.
5. See notes on page 6 for further details.

                    4 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------
             [CHART]

      Credit Allocation/6/

BBB                     6.6%
BB                     72.2
B                      15.7
CCC                     0.6
Other Securities        4.9
--------------------------------

   In the meantime, we urge shareholders to remain patient while we work through this time of economic weakness. Indeed, patience and a long-term perspective in turbulent times contribute to making Oppenheimer Senior Floating Rate Fund part of The Right Way to Invest.

Top Five Corporate Loan Industries/7/
--------------------------------------------------------------------------------
Healthcare                                                                11.8%
--------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications                               7.8
--------------------------------------------------------------------------------
Media/Entertainment: Telecommunications                                    7.2
--------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video                                  6.8
--------------------------------------------------------------------------------
Gaming/Leisure                                                             6.4


Top Five Holdings by Issuer/8/
--------------------------------------------------------------------------------
U.S. Treasury Repurchase Agreement                                         4.9%
--------------------------------------------------------------------------------
Service Corp. International                                                1.5
--------------------------------------------------------------------------------
AES Corp.                                                                  1.5
--------------------------------------------------------------------------------
Nextel Communications, Inc.                                                1.3
--------------------------------------------------------------------------------
VoiceStream Wireless Corp.                                                 1.3


6. Portfolio is subject to change. Percentages are as of July 31, 2001, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 2.6% of total investments) but for which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgement, to securities rated by a rating agency in the same category.
7. Portfolio is subject to change. Percentages are as of July 31, 2001, and are based on net assets. The Fund's investment strategy and focus can change over time. The mention of specific portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.
8. Portfolio is subject to change. Percentages are as of July 31, 2001, and are based on total market value of investments.

                    5 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Please note that Oppenheimer Senior Floating Rate Fund has a limited operating history. The inception date of all classes is 9/8/99. Therefore, you should not consider the performance shown to be indicative of long-term results. The Fund is not intended as an investor's only investment, but to complement other holdings.

Class A shares are not subject to early withdrawal charges or asset-based sales charges.

Class B total returns are shown net of the applicable early withdrawal charge of 3% (1-year) or 2% (since inception). Class B shares are subject to an annual 0.50% asset-based sales charge.

Class C shares are shown net of the applicable 1% early withdrawal charge for the 1-year period. Class C shares are subject to an annual 0.50% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                    6 OPPENHEIMER SENIOR FLOATING RATE FUND

                   -------------------------------------------------------------
                                                                      Financials

                    7 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS July 31, 2001
--------------------------------------------------------------------------------

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
===================================================================================================================
Corporate Loans--105.1%
-------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--4.0%
Aerostructures Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.48%, 12/31/03/1/,/2/                                                $   682,299          $   679,954
Tranche C, 8.98%, 6/9/04/1/,/2/                                                    1,638,074            1,632,445
-------------------------------------------------------------------------------------------------------------------
Alliant Techsystems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.75%, 4/20/09/1/,/2/                                                   2,992,500            3,033,958
-------------------------------------------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche D, 7.99%-8%, 12/17/06/1/,/2/                                               2,453,737            2,444,536
-------------------------------------------------------------------------------------------------------------------
Fairchild Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.831%-6.85%, 4/30/06/1/,/2/                                            3,642,037            3,523,673
-------------------------------------------------------------------------------------------------------------------
Fairchild Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4/30/06/1/,/2/,/3/                                                      2,000,000            1,935,000
-------------------------------------------------------------------------------------------------------------------
Titan Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 6.70%-6.88%, 2/23/07/1/,/2/                                               997,473              991,241
Tranche C, 6.70%-6.878%, 2/23/07/1/,/2/                                            3,959,974            3,935,225
-------------------------------------------------------------------------------------------------------------------
Vought Aircraft Co., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.665%, 10/5/07/1/,/2/                                                  3,681,155            3,691,894
Tranche C, 7.915%, 10/5/08/1/,/2/                                                  2,526,099            2,533,468
                                                                                                     --------------
                                                                                                       24,401,394

-------------------------------------------------------------------------------------------------------------------
Chemicals--4.4%
Hercules, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche D,
6.99%, 11/15/05/1/                                                                 6,923,016            6,860,709
-------------------------------------------------------------------------------------------------------------------
Huntsman Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 9.563%, 9/30/03/1/,/2/                                                  1,815,330            1,486,301
Tranche B, 10.312%, 6/30/04/1/,/2/                                                 1,951,638            1,619,860
Tranche C, 10.849%, 12/31/05/1/,/2/                                                3,990,799            3,384,198
-------------------------------------------------------------------------------------------------------------------
Huntsman ICI Chemicals LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 6/30/07/1/,/2/,/3/                                                      2,254,743            2,242,530
Tranche C, 6/30/08/1/,/2/,/3/                                                      2,254,743            2,240,933
-------------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co., Sr. Sec. Credit Facilities Term Loan,
Tranche E, 7.585%-8.915%, 6/30/06/1/                                               4,346,642            4,416,111
-------------------------------------------------------------------------------------------------------------------
Messer Griesheim Holding AG, Sr. Sec. Credit Facilities Term Loan:
Tranche B2, 6.613%, 4/27/09/1/,/2/                                                   877,032              884,706
Tranche C2, 7.112%, 4/27/10/1/,/2/                                                 1,622,967            1,637,169
-------------------------------------------------------------------------------------------------------------------
OM Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.57%, 3/31/07/1/,/2/                                                              2,500,000            2,508,855
                                                                                                     --------------
                                                                                                       27,281,372

-------------------------------------------------------------------------------------------------------------------
Consumer Durables--0.1%
Simmons Co., Sr. Sec. Credit Facilities Term Loan, Tranche C,
7.562%-7.813%, 10/29/06/1/,/2/                                                       799,304              803,253
-------------------------------------------------------------------------------------------------------------------
Consumer Non-Durables--2.8%
Hartz Mountain Corp., Sr. Sec. Credit Facilities Term Loan,
7.50%, 12/31/07/1/,/2/                                                             2,981,891            2,996,801
-------------------------------------------------------------------------------------------------------------------
Joan Fabrics Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.719%, 8/28/05/1/,/2/                                                  3,459,355            3,292,155
Tranche C, 7.969%, 8/28/06/1/,/2/                                                  1,789,945            1,703,432

                    8 OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------
Consumer Non-Durables Continued
Levi Strauss & Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.025%, 8/31/03/1/                                                               $ 5,817,915          $ 5,788,826
-------------------------------------------------------------------------------------------------------------------
Simmons Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.562%-9.123%, 10/29/05/1/,/2/                                                       351,677              352,844
-------------------------------------------------------------------------------------------------------------------
Simmons Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
10/29/05/1/,/2/,/3/                                                                3,067,955            3,078,120
                                                                                                     --------------
                                                                                                       17,212,178

-------------------------------------------------------------------------------------------------------------------
Energy--3.6%
American Ref-Fuel Co. LLC, Sr. Sec. Credit Facilities Term Loan,
6.54%-6.585%, 4/30/05/1/,/2/                                                       3,000,000            3,007,500
-------------------------------------------------------------------------------------------------------------------
Clark Refining & Marketing, Inc., Sr. Unsec. Credit Facilities
Term Loan, 6.812%, 11/15/04/1/,/2/                                                 7,000,000            5,425,000
-------------------------------------------------------------------------------------------------------------------
Ferrell Cos., Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.95%, 6/17/06/1/,/2/                                                              4,730,303            4,564,743
-------------------------------------------------------------------------------------------------------------------
Port Arthur Coker Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.02%, 6/15/07/1/,/2/                                                   3,000,000            2,988,750
-------------------------------------------------------------------------------------------------------------------
United American Energy Corp., Sr. Sec. Credit Facilities Term Loan,
6.82%, 4/30/05/1/,/2/                                                              6,000,000            5,985,000
                                                                                                     --------------
                                                                                                       21,970,993

-------------------------------------------------------------------------------------------------------------------
Financial--3.0%
Conseco, Inc., Sr. Sec. Credit Facilities Term Loan, 6.21%-6.32%,
12/31/03/1/,/2/                                                                    5,000,000            4,686,250
-------------------------------------------------------------------------------------------------------------------
Dresser Equipment Group, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.31%, 3/1/09/1/,/2/                                                    4,000,000            4,054,000
-------------------------------------------------------------------------------------------------------------------
Helm Holding Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.543%, 10/16/06/1/,/2/                                                 3,977,506            3,818,406
-------------------------------------------------------------------------------------------------------------------
White Mountains Insurance Group Ltd., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 6.815%, 2/1/07/1/,/2/                                        6,000,000            6,018,750
                                                                                                     --------------
                                                                                                       18,577,406

-------------------------------------------------------------------------------------------------------------------
Food & Drug--3.9%
Buffets, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 7%-7.063%, 9/30/05/1/,/2/                                               3,812,499            3,814,883
Tranche B, 7.50%-7.563%, 3/13/07/1/,/2/                                            1,490,000            1,501,485
-------------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.875%, 7/15/07/1/,/2/                                                  4,987,488            4,992,477
-------------------------------------------------------------------------------------------------------------------
Rite Aid Corp., Sr. Sec. Credit Facilities Term Loan:
7.313%, 6/27/05/1/                                                                 2,906,977            2,907,703
7.375%, 6/27/05/1/,/2/                                                             4,093,022            4,094,046
-------------------------------------------------------------------------------------------------------------------
Shoppers Drug Mart, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche C, 6.875%-6.937%, 2/23/08/1/,/2/                                           1,939,911            1,953,856
Tranche E, 7.125%-7.188%, 2/23/09/1/,/2/                                           1,939,911            1,953,856
-------------------------------------------------------------------------------------------------------------------
TravelCenters of America, Sr. Sec. Credit Facilities Term Loan,
7.08%, 11/14/08/1/,/2/                                                             2,800,000            2,824,500
                                                                                                     --------------
                                                                                                       24,042,806

                    9 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------
Food/Tobacco--6.0%
Agrilink Foods, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.73%-9.084%, 9/30/04/1/,/2/                                          $ 2,467,376          $ 2,381,019
Tranche C, 7.98%-9.334%, 9/30/05/1/,/2/                                            2,529,510            2,440,978
-------------------------------------------------------------------------------------------------------------------
Aurora Foods, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
8.025%, 9/30/06/1/,/2/                                                             2,640,968            2,589,250
-------------------------------------------------------------------------------------------------------------------
Cott Corp., Sr. Sec. Credit Facilities Term Loan, 6.79%, 12/31/06/1/,/2/           1,000,000            1,008,124
-------------------------------------------------------------------------------------------------------------------
Cott Corp., Sr. Sec. Credit Facilities Term Loan, 12/31/06/1/,/2/,/3/                500,000              504,062
-------------------------------------------------------------------------------------------------------------------
Del Monte Foods Corp., Sr. Sec. Credit Facilities Term Loan,
6.83%, 5/14/08/1/                                                                  4,488,750            4,540,653
-------------------------------------------------------------------------------------------------------------------
Flowers Foods, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.625%, 3/26/07/1/,/2/                                                             5,000,000            5,045,000
-------------------------------------------------------------------------------------------------------------------
International Multifoods Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 1/3/08/1/,/2/,/3/                                                       3,200,000            3,186,000
-------------------------------------------------------------------------------------------------------------------
Interstate Bakeries, Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.01%-6.031%, 6/15/07/1/,/2/                                                       2,000,000            2,012,500
-------------------------------------------------------------------------------------------------------------------
Michael Foods, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.79%-7.33%, 3/22/08/1/,/2/                                                        5,984,998            6,034,873
-------------------------------------------------------------------------------------------------------------------
Pinnacle Foods, Inc., Sr. Sec. Credit Facilities Term Loan,
7.36%, 5/22/08/1/,/2/                                                              3,000,000            2,992,500
-------------------------------------------------------------------------------------------------------------------
Suiza Foods Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7/15/08/1/,/2/,/3/                                                                 4,000,000            4,015,832
                                                                                                     --------------
                                                                                                       36,750,791

-------------------------------------------------------------------------------------------------------------------
Forest Products/Containers--3.2%
Greif Brothers Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.95%, 2/25/08/1/,/2/                                                              2,443,288            2,452,267
-------------------------------------------------------------------------------------------------------------------
Jefferson Smurfit Group plc, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.875%, 4/27/07/1/                                                      4,000,000            4,008,056
-------------------------------------------------------------------------------------------------------------------
Potlatch Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.57%, 6/30/05/1/,/2/                                                              5,000,000            5,052,085
-------------------------------------------------------------------------------------------------------------------
Riverwood International Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7%, 2/28/04/1/,/2/                                                        837,620              838,615
Tranche C, 7.50%, 8/31/04/1/,/2/                                                     420,192              420,692
-------------------------------------------------------------------------------------------------------------------
Stone Container Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche E, 7.437%, 10/1/03/1/,/2/                                                  2,974,099            2,986,942
Tranche G, 7.437%, 12/31/06/1/,/2/                                                 2,680,927            2,687,295
-------------------------------------------------------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.56%, 10/30/08/1/,/2/                                                             1,481,952            1,469,911
                                                                                                     --------------
                                                                                                       19,915,863

-------------------------------------------------------------------------------------------------------------------
Gaming/Leisure--6.4%
Ameristar Casinos, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.437%, 12/20/06/1/,/2/                                                 2,685,560            2,697,309
Tranche C, 7.688%, 12/20/07/1/,/2/                                                 2,301,908            2,311,979
-------------------------------------------------------------------------------------------------------------------
Argosy Gaming Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.137%, 7/30/08/1/,/2/                                                  4,000,000            4,040,000

                   10 OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------
Gaming/Leisure Continued
Boyd Gaming Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche C, 6.74%-7.35%, 6/15/06/1/,/2/                                           $ 3,231,542          $ 3,219,426
-------------------------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 6.95%-8.22%, 3/2/06/1/,/2/                                              2,098,651            2,099,965
Tranche C, 7.075%-7.315%, 3/2/07/1/,/2/                                            1,836,321            1,837,469
-------------------------------------------------------------------------------------------------------------------
Las Vegas Sands, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.313%, 6/14/04/1/,/2/                                                  2,984,924            2,985,671
-------------------------------------------------------------------------------------------------------------------
Penn National Gaming, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.716%-8.056%, 8/1/06/1/,/2/                                            5,952,454            5,982,010
-------------------------------------------------------------------------------------------------------------------
Six Flags Theme Parks, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.85%-6.94%, 11/5/05/1/,/2/                                             5,000,000            5,053,750
-------------------------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche II, 6.534%, 2/23/03/1/,/2/                                      3,000,000            3,010,875
-------------------------------------------------------------------------------------------------------------------
Sunburst Hospitality Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche I, 7.81%, 12/29/02/1/,/2/                                                    106,276              105,878
Tranche II, 7.81%, 12/29/05/1/,/2/                                                 1,384,615            1,379,423
-------------------------------------------------------------------------------------------------------------------
Wyndam International, Inc., Sr. Sec. Credit Facilities Term Loan:
8.625%, 6/30/04/1/,/2/                                                             1,600,000            1,585,555
Tranche B, 8.125%, 6/29/06/1/,/2/                                                  3,000,000            2,943,126
                                                                                                     --------------
                                                                                                       39,252,436

-------------------------------------------------------------------------------------------------------------------
Healthcare--11.8%
AdvancePCS, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 6.61%, 10/30/05/1/,/2/                                                  1,962,500            1,961,273
Tranche B, 7.36%, 10/30/07/1/,/2/                                                  4,738,125            4,785,506
-------------------------------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.80%, 7/9/07/1/,/2/                                                    6,000,000            6,003,750
-------------------------------------------------------------------------------------------------------------------
Caremark Rx, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.78%, 3/12/06/1/,/2/                                                              5,985,000            6,035,501
-------------------------------------------------------------------------------------------------------------------
Columbia HealthOne LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.28%, 9/1/05/1/,/2/                                                    4,806,213            4,833,249
-------------------------------------------------------------------------------------------------------------------
Community Health Systems, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche D, 7.50%, 12/31/05/1/,/2/                                       5,000,000            5,035,624
-------------------------------------------------------------------------------------------------------------------
DaVita, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.60%-7%, 4/30/06/1/,/2/                                                           5,970,000            6,028,100
-------------------------------------------------------------------------------------------------------------------
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche D, 6.925%, 3/31/06/1/,/2/                                                  4,000,000            3,991,252
-------------------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.562%, 2/12/05/1/,/2/                                                  2,152,596            2,156,095
Tranche C, 7.813%, 2/12/06/1/,/2/                                                  2,152,595            2,156,094
-------------------------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc., Sr. Sec. Credit Facilities Term Loan,
7.27%-7.33%, 6/1/06/1/,/2/                                                         2,655,241            2,663,540
-------------------------------------------------------------------------------------------------------------------
Service Corp. International, Sr. Sec. Credit Facilities Term Loan,
6/30/02/1/,/2/,/3/                                                                10,895,212           10,309,594
-------------------------------------------------------------------------------------------------------------------
Stewart Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.195%-7.205%, 6/29/06/1/,/2/                                           3,500,000            3,510,210

                   11 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------
Healthcare Continued
Triad Hospitals, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 6.81%, 1/4/07/1,2/                                                    $ 2,000,000          $ 2,006,428
Tranche B, 6.81%, 1/4/08/1,2/                                                      4,500,000            4,548,375
-------------------------------------------------------------------------------------------------------------------
Ventas Realty LP, Sr. Sec. Credit Facilities Term Loan, Tranche C,
7.96%, 12/31/07/1,2/                                                               6,521,749            6,440,228
                                                                                                     --------------
                                                                                                       72,464,819

-------------------------------------------------------------------------------------------------------------------
Housing--4.0%
CB Richard Ellis Services, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.50%, 2/23/08/1,2/                                                     2,500,000            2,481,250
-------------------------------------------------------------------------------------------------------------------
Grant Forest Products Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.78%, 10/12/08/1,2/                                                    3,945,051            3,954,914
-------------------------------------------------------------------------------------------------------------------
Lennar Corp., Sr. Sec. Credit Facilities Term Loan, Tranche C,
6.375%, 5/2/07/1/                                                                  6,464,924            6,503,313
-------------------------------------------------------------------------------------------------------------------
Magnatrax Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.82%, 12/10/05/1,2/                                                               3,000,000            2,745,000
-------------------------------------------------------------------------------------------------------------------
Washington Group International, Inc., Sr. Sec. Credit Facilities
Revolving Credit Loan, Debtor in Possession, 0.75%-10.603%,
2/15/02/1,2/                                                                       5,000,000            4,700,000
-------------------------------------------------------------------------------------------------------------------
Washington Group International, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 7/12/07/2,4/                                                 5,975,000            4,162,586
                                                                                                     --------------
                                                                                                       24,547,063

-------------------------------------------------------------------------------------------------------------------
Information Technology--4.4%
Amkor Technology, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.85%, 9/30/05/1,2/                                                     7,038,565            6,992,618
-------------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc., Sr. Sec. Credit Facilities
Term Loan, 4.69%-5.134%, 5/26/03/1,2/                                              4,375,000            4,289,324
-------------------------------------------------------------------------------------------------------------------
SCG Holding Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.437%, 8/4/06/1,2/                                                     3,370,380            2,717,369
Tranche C, 8.313%, 8/4/07/1,2/                                                     3,629,619            2,926,381
-------------------------------------------------------------------------------------------------------------------
Seagate Technology, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.063%, 11/22/06/1,2/                                                   7,462,499            7,385,076
-------------------------------------------------------------------------------------------------------------------
Veridian Corp., Sr. Sec. Credit Facilities Term Loan, 7.54%-8.99%,
8/24/06/1,2/                                                                       2,969,999            2,970,000
                                                                                                     --------------
                                                                                                       27,280,768

-------------------------------------------------------------------------------------------------------------------
Manufacturing--5.4%
Blount International, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.085%-9.645%, 6/30/06/1,2/                                             1,907,230            1,721,275
-------------------------------------------------------------------------------------------------------------------
Citation Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8%,
12/1/07/1,2/                                                                       3,828,160            3,158,232

                   12 OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------
Manufacturing Continued
Flowserve Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 6.50%-6.75%, 8/8/06/1,2/                                              $ 1,418,591          $ 1,417,262
Tranche A, 6.812%, 8/8/06/1/                                                         522,975              522,485
Tranche B, 7.25%-7.562%, 8/8/08/1,2/                                               1,159,003            1,166,246
Tranche B, 7.562%, 8/8/08/1/                                                         836,787              842,017
-------------------------------------------------------------------------------------------------------------------
General Cable Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.875%, 5/27/07/1,2/                                                    2,262,432            2,242,638
-------------------------------------------------------------------------------------------------------------------
Gentek, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche C,
6.54%-6.85%, 10/31/07/1,2/                                                         3,000,000            2,707,500
-------------------------------------------------------------------------------------------------------------------
Harnischfeger Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.125%, 8/31/09/1,2/                                                    3,000,000            2,992,500
-------------------------------------------------------------------------------------------------------------------
Kinetics Group, Sr. Sec. Credit Facilities Term Loan, 7.556%, 3/1/06/1,2/          3,000,000            2,936,250
-------------------------------------------------------------------------------------------------------------------
Manitowoc Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.725%, 4/30/07/1/                                                                 3,625,000            3,655,813
-------------------------------------------------------------------------------------------------------------------
SPX Corp., Sr. Sec. Credit Facilities Term Loan, Tranche C, 6.625%,
12/31/07/1,2/                                                                      3,990,000            4,003,091
-------------------------------------------------------------------------------------------------------------------
Terex Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 6.525%, 7/15/05/1,2/                                                    1,785,273            1,788,064
Tranche C, 6.775%, 2/5/06/1,2/                                                     3,801,405            3,813,285
                                                                                                     --------------
                                                                                                       32,966,658

-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Broadcasting--1.8%
Citadel Communications Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.48%, 3/28/09/1,2/                                                     2,500,000            2,507,813
-------------------------------------------------------------------------------------------------------------------
Paxson Communications Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.759%-6.876%, 7/11/06/1,2/                                             2,500,000            2,512,500
-------------------------------------------------------------------------------------------------------------------
Pegasus Media & Communications Co., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 7.313%, 4/30/05/1,2/                                         4,975,000            4,923,175
-------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.21%, 11/15/09/1,2/                                                    1,000,000            1,008,125
                                                                                                     --------------
                                                                                                       10,951,613

-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--6.8%
CC VI Operating Co. LLC., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.51%, 11/12/08/1/                                                      5,000,000            4,985,625
-------------------------------------------------------------------------------------------------------------------
Century Holdings LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 6.79%, 12/31/09/1,2/                                                    2,500,000            2,502,500
Tranche B, 6.86%, 6/30/09/1,2/                                                     5,000,000            5,008,075
-------------------------------------------------------------------------------------------------------------------
Charter Communications Operating LLC, Sr. Sec. Credit Facilities
Term Loan, Tranche B, 6.21%, 3/18/08/1/                                            2,500,000            2,484,960
-------------------------------------------------------------------------------------------------------------------
Insight Communication Co., Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 6.063%, 6/30/09/1/                                                      2,000,000            2,008,750
Tranche B, 6.563%, 12/31/09/1/                                                     5,500,000            5,546,063
-------------------------------------------------------------------------------------------------------------------
Mediacom Communications Corp., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 6.26%-6.29%, 9/30/10/1,2/                                   2,500,000            2,500,313
-------------------------------------------------------------------------------------------------------------------
Mediacom Illinois LLC, Sr. Sec. Credit Facilities Term Loan,
6.34%, 12/31/08/1,2/                                                              5,000,000            5,007,815

                   13 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video Continued
United Pan-Europe Communications NV, Sr. Sec. Credit Facilities
Term Loan, Tranche B, 8%, 7/19/09/1/,/2/                                         $ 5,100,000          $ 4,147,998
-------------------------------------------------------------------------------------------------------------------
Videotron Holdings, Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.56%-6.598%, 12/1/09/1/,/2/                                                       7,499,998            7,556,249
                                                                                                     --------------
                                                                                                       41,748,348

-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--5.9%
Adams Outdoor Advertising, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.123%, 1/31/08/1/,/2/                                                  2,500,000            2,504,688
-------------------------------------------------------------------------------------------------------------------
Advanstar Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.50%, 10/12/08/1/,/2/                                                  5,348,571            5,370,303
-------------------------------------------------------------------------------------------------------------------
CanWest Global Communications Corp., Sr. Sec. Credit Facilities
Term Loan:
Tranche B, 7.57%, 11/1/08/1/,/2/                                                   3,054,310            3,076,455
Tranche C, 7.82%, 11/1/09/1/,/2/                                                   1,908,189            1,922,024
-------------------------------------------------------------------------------------------------------------------
Dreamworks Film Trust, Sr. Sec. Credit Facilities Term Loan,
Tranche II, 6.47%, 1/12/09/1/,/2/                                                  2,000,000            2,009,376
-------------------------------------------------------------------------------------------------------------------
Emmis Communications Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.75%-7.174%, 8/31/09/1/,/2/                                            3,500,000            3,512,813
-------------------------------------------------------------------------------------------------------------------
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 6.812%, 7/7/06/1/,/2/                                        6,000,000            5,988,000
-------------------------------------------------------------------------------------------------------------------
R.H. Donnelley, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.25%, 12/5/05/1/,/2/                                                   2,210,121            2,199,071
Tranche C, 5.50%, 12/5/06/1/,/2/                                                   1,789,878            1,780,929
-------------------------------------------------------------------------------------------------------------------
Transwestern Publishing Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.76%-6.829%, 5/17/08/1/,/2/                                            3,000,000            3,028,750
-------------------------------------------------------------------------------------------------------------------
United Artist Theater Co., Sr. Sec. Credit Facilities Term Loan,
7.78%, 2/2/05/1/,/2/                                                               4,987,500            4,830,085
                                                                                                     --------------
                                                                                                       36,222,494

-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--7.2%
360Networks, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
2/15/07/2/,/4/                                                                     7,500,000            2,334,375
-------------------------------------------------------------------------------------------------------------------
Acterna Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.96%, 9/30/07/1/,/2/                                                              6,436,977            5,911,288
-------------------------------------------------------------------------------------------------------------------
Global Crossing Holding Ltd., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.46%, 8/11/06/1/,/2/                                                   7,500,000            7,071,563
-------------------------------------------------------------------------------------------------------------------
Globenet Communications Holdings Ltd., Sr. Sec. Credit Facilities
Term Loan, Tranche D, 9/30/05/1/,/2/,/3/                                           5,000,000            3,375,000
-------------------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.60%, 1/15/08/1/,/2/                                                   1,500,000            1,150,001
-------------------------------------------------------------------------------------------------------------------
NTELOS, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.79%, 7/26/08/1/,/2/                                                              5,000,000            4,737,500
-------------------------------------------------------------------------------------------------------------------
Pacific Crossings, Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.063%, 7/31/06/1/,/2/                                                             4,734,989            4,348,297
-------------------------------------------------------------------------------------------------------------------
SpectraSite Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.553%-7.75%, 12/31/07/1/,/2/                                           3,500,000            3,299,296

                   14 OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications Continued
SpectraSite Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 12/31/07/1/,/2/,/3/                                                   $ 1,000,000          $   942,656
-------------------------------------------------------------------------------------------------------------------
Time Warner Telecom, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.74%, 3/31/08/1/,/2/                                                   2,500,000            2,468,750
-------------------------------------------------------------------------------------------------------------------
Valor Communications LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.75%, 6/26/08/1/,/2/                                                   2,468,781            2,447,180
-------------------------------------------------------------------------------------------------------------------
VoiceStream Wireless Vendor Facility Corp., Sr. Sec. Credit Facilities
Term Loan, 6.78%, 5/25/09/1/,/2/                                                   2,000,000            1,998,750
-------------------------------------------------------------------------------------------------------------------
Winstar Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 3/31/07/2/,/4/                                                          5,000,000              928,570
-------------------------------------------------------------------------------------------------------------------
XO Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.38%, 6/30/07/1/,/2/                                                   5,000,000            3,505,555
                                                                                                     --------------
                                                                                                       44,518,781

-------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications--7.8%
Alamosa Holdings, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche A, 7.875%-8.125%, 2/14/08/1/,/2/                                           5,250,000            5,197,500
-------------------------------------------------------------------------------------------------------------------
American Tower Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.01%, 12/17/07/1/,/2/                                                  4,700,000            4,636,747
-------------------------------------------------------------------------------------------------------------------
Crown Castle International Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.46%, 3/15/08/1/,/2/                                                   5,000,000            4,992,190
-------------------------------------------------------------------------------------------------------------------
Dobson Operating Co. LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.78%, 12/31/07/1/,/2/                                                  2,487,373            2,471,828
-------------------------------------------------------------------------------------------------------------------
Dobson Sygnet Operating Co., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 6.76%, 3/23/07/1/,/2/                                                   2,894,395            2,845,190
Tranche C, 7.53%, 12/23/07/1/,/2/                                                  1,948,767            1,916,287
-------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
7.06%, 5/26/08/1/,/2/                                                              2,000,000            1,660,750
-------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.415%, 6/30/08/1/,/2/                                                  1,000,000              940,290
Tranche C, 7.75%, 12/31/08/1/,/2/                                                  1,000,000              940,290
Tranche D, 7.125%, 3/31/09/1/,/2/                                                  8,000,000            7,367,504
-------------------------------------------------------------------------------------------------------------------
Triton PCS, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.812%-6.875%, 5/4/07/1/,/2/                                                       5,000,000            4,981,250
-------------------------------------------------------------------------------------------------------------------
VoiceStream Wireless Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.83%, 2/25/09/1/,/2/                                                   7,000,000            7,003,283
-------------------------------------------------------------------------------------------------------------------
Western Wireless Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche A, 6.13%, 3/31/08/1/,/2/                                                   3,000,000            2,964,999
                                                                                                     --------------
                                                                                                       47,918,108

-------------------------------------------------------------------------------------------------------------------
Metals/Minerals--1.1%
Ispat Inland LP, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 7.446%-7.48%, 7/16/05/1/,/2/                                            2,536,984            2,063,414
Tranche C, 7.446%-7.48%, 7/16/06/1/,/2/                                            2,536,984            2,063,414
-------------------------------------------------------------------------------------------------------------------
Murrin Murrin, Sr. Sec. Credit Facilities Term Loan, Tranche B,
2/28/05/1/,/2/,/3/                                                                 3,000,000            2,760,000
                                                                                                     --------------
                                                                                                        6,886,828

                   15 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------
Retail--3.5%
Exide Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.196%-8.759%, 3/18/05/1/,/2/                                         $   320,756          $   300,976
-------------------------------------------------------------------------------------------------------------------
Exide Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 3/18/05/1/,/2/,/3/                                                      3,000,000            2,814,999
-------------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.056%-7.305%, 5/31/07/1/,/2/                                           1,763,229            1,718,046
-------------------------------------------------------------------------------------------------------------------
Micro Warehouse, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 8.813%, 1/28/07/1/,/2/                                                  2,865,407            2,786,609
-------------------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.28%, 1/31/06/1/,/2/                                                   4,472,367            4,465,847
-------------------------------------------------------------------------------------------------------------------
Playtex Products, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 6.82%, 5/24/07/1/,/2/                                                   3,000,000            3,011,874
Tranche B, 7.07%, 5/24/09/1/,/2/                                                   3,000,000            3,033,000
-------------------------------------------------------------------------------------------------------------------
Progressive Group of Cos., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.75%-8.062%, 8/11/07/1/,/2/                                            3,969,948            3,652,354
                                                                                                     --------------
                                                                                                       21,783,705

-------------------------------------------------------------------------------------------------------------------
Service--3.8%
Allied Waste North America, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 6.563%, 7/21/06/1/                                                        363,098              362,007
Tranche B, 6.688%, 7/21/06/1/,/2/                                                  1,603,942            1,599,118
Tranche C, 6.812%-7%, 7/21/07/1/,/2/                                               2,168,438            2,161,917
Tranche C, 6.937%, 7/21/07/1/                                                        798,756              796,354
-------------------------------------------------------------------------------------------------------------------
Coinmach Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.563%-6.625%, 6/30/05/1/,/2/                                           4,968,346            4,975,331
-------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.75%-8%, 12/10/06/1/,/2/                                               4,487,496            4,522,559
-------------------------------------------------------------------------------------------------------------------
Jostens, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.57%, 5/10/08/1/,/2/                                                     988,802              984,271
-------------------------------------------------------------------------------------------------------------------
Transaction Network Service Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche A, 6.812%, 5/4/05/1/,/2/                                                   2,850,000            2,837,531
-------------------------------------------------------------------------------------------------------------------
United Rentals North America, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.79%-6.85%, 10/31/07/1/,/2/                                            4,987,499            4,995,031
                                                                                                     --------------
                                                                                                       23,234,119

-------------------------------------------------------------------------------------------------------------------
Transportation--1.9%
American Commercial Lines LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 8.062%, 6/30/06/1/,/2/                                                  1,637,293            1,477,657
Tranche C, 8.313%, 6/30/07/1/,/2/                                                  1,926,502            1,738,668
-------------------------------------------------------------------------------------------------------------------
Kansas City Southern Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.83%-6.875%, 12/29/06/1/,/2/                                           1,990,000            2,008,656
-------------------------------------------------------------------------------------------------------------------
Meridian Automotive Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.95%-8.90%, 3/31/07/1/,/2/                                             4,000,000            2,600,000
-------------------------------------------------------------------------------------------------------------------
Motor Coach Industries International, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 7.70%-9.04%, 6/16/06/1/,/2/                                  4,802,594            3,770,037
                                                                                                     --------------
                                                                                                       11,595,018

                   16 OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                   Principal         Market Value
                                                                                      Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------
Utility--2.3%
AES New York Funding, Sr. Sec. Credit Facilities Term Loan,
6.563%, 4/29/02/1/                                                              $  5,000,000         $  4,998,440
-------------------------------------------------------------------------------------------------------------------
AES Texas Funding III, Sr. Sec. Credit Facilities Term Loan,                       5,007,692            5,003,000
6.563%, 3/31/02/1/
-------------------------------------------------------------------------------------------------------------------
Broadwing, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.96%-6.33%, 1/12/07/1/,/2/                                             4,500,000            4,393,125
                                                                                                     --------------
                                                                                                       14,394,565
                                                                                                     --------------
Total Corporate Loans (Cost $666,970,231)                                                             646,721,379

===================================================================================================================
Corporate Bonds and Notes--1.5%
-------------------------------------------------------------------------------------------------------------------
Ascent Entertainment Group, Inc., 0%/11.875% Sr. Sec. Disc. Nts.,
12/15/04/2/,/5/                                                                    5,708,000            5,237,090
-------------------------------------------------------------------------------------------------------------------
Conseco, Inc., 8.50% Unsec. Nts., 10/15/02                                         2,000,000            1,980,000
-------------------------------------------------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr. Unsec. Sub. Nts., 6/1/06                       2,000,000            2,117,500
                                                                                                     --------------
Total Corporate Bonds and Notes (Cost $9,020,395)                                                       9,334,590

                                                                                       Units
===================================================================================================================
Rights, Warrants and Certificates--0.0%
-------------------------------------------------------------------------------------------------------------------
Exide Corp. Wts., Exp. 3/18/06/6/ (Cost $0)                                            1,572                1,981

                                                                                   Principal
                                                                                      Amount
===================================================================================================================
Repurchase Agreements--5.5%
-------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets, Inc.,
3.83%, dated 7/31/01, to be repurchased at $33,546,569 on 8/1/01, collateralized by U.S. Treasury Bonds, 5.25%-7.50%, 5/15/16-5/15/30,
with a value of $17,322,991 and U.S. Treasury Nts., 4.75%-7.875%,
1/31/02-11/15/08, with a value of $16,922,649 (Cost $33,543,000)                $ 33,543,000           33,543,000
-------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $709,533,626)                                        112.1%         689,600,950
-------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                  (12.1)         (74,160,947)
                                                                                -----------------------------------
Net Assets                                                                             100.0%        $615,440,003
                                                                                ===================================


Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
3. This Senior Loan will settle after August 31, 2001, at which time the interest rate will be determined.
4.   Issuer is in default.
5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
6.   Non-income-producing security.

See accompanying Notes to Financial Statements.

                  17   OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES July 31, 2001
--------------------------------------------------------------------------------

==========================================================================================================
Assets

Investments, at value (cost $709,533,626)--see accompanying statement                       $689,600,950
----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                              44,354,129
Interest and principal paydowns                                                                3,374,278
Other                                                                                             12,013
                                                                                            --------------
Total assets                                                                                 737,341,370

==========================================================================================================
Liabilities

Bank overdraft                                                                                 3,150,370
----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                         60,166,866
Shares of beneficial interest repurchased                                                     58,281,386
Distribution and service plan fees                                                               140,365
Dividends                                                                                        113,188
Transfer agent and shareholder servicing agent fees                                                6,822
Shareholder reports                                                                                  215
Trustees' compensation                                                                                42
Other                                                                                             42,113
                                                                                            -------------
Total liabilities                                                                            121,901,367

==========================================================================================================
Net Assets                                                                                  $615,440,003
                                                                                            ==============

==========================================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                                                  $     64,695
----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                   644,009,023
----------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                           (113,186)
----------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions                               (8,588,871)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                                    (19,931,658)
                                                                                            --------------
Net Assets                                                                                  $615,440,003
                                                                                            ==============

==========================================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value per share (based on net assets of $44,985,292
and 4,730,660 shares of beneficial interest outstanding)                                           $9.51
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, repurchase price and offering price per share
(based on net assets of $220,328,389 and 23,166,583 shares
of beneficial interest outstanding)                                                                $9.51
----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, repurchase price and offering price per share (based on net assets of $350,126,322 and 36,797,688 shares
of beneficial interest outstanding)                                                                $9.51

See accompanying Notes to Financial Statements.

                    18 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended July 31, 2001
--------------------------------------------------------------------------------

==========================================================================================================
Investment Income

Interest                                                                                    $ 48,968,825

==========================================================================================================
Expenses

Management fees                                                                                3,903,999
----------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                          102,401
Class B                                                                                        1,323,773
Class C                                                                                        2,421,669
----------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                           38,492
Class B                                                                                           59,629
Class C                                                                                          114,392
----------------------------------------------------------------------------------------------------------
Transfer agent and shareholder servicing agent fees                                              360,435
----------------------------------------------------------------------------------------------------------
Shareholder reports                                                                               90,998
----------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                       67,216
----------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                             6,995
----------------------------------------------------------------------------------------------------------
Revolving credit interest                                                                          5,495
----------------------------------------------------------------------------------------------------------
Other                                                                                            219,047
                                                                                            --------------
Total expenses                                                                                 8,714,541
Less reduction to custodian expenses                                                             (31,802)
Less reduction to excess expenses                                                             (1,081,480)
                                                                                            --------------
Net expenses                                                                                   7,601,259

==========================================================================================================
Net Investment Income                                                                         41,367,566

==========================================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on investments                                                       (9,519,614)

----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments                          (19,330,546)
                                                                                            --------------
Net realized and unrealized gain (loss)                                                      (28,850,160)

==========================================================================================================
Net Increase in Net Assets Resulting from Operations                                        $ 12,517,406
                                                                                            ==============

See accompanying Notes to Financial Statements.

                    19 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended July 31,                                                            2001            2000/1/
==========================================================================================================
Operations
Net investment income (loss)                                          $  41,367,566      $   9,705,367
----------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                 (9,519,614)            49,693
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                    (19,330,546)          (601,112)
                                                                      ------------------------------------
Net increase (decrease) in net assets resulting from operations          12,517,406          9,153,948

==========================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                  (3,405,716)          (508,876)
Class B                                                                 (13,166,600)        (3,381,755)
Class C                                                                 (24,215,665)        (5,691,842)

==========================================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                  24,667,172         22,345,061
Class B                                                                 131,349,652         98,514,949
Class C                                                                 171,997,169        195,163,100

==========================================================================================================
Net Assets

Total increase                                                          299,743,418        315,594,585
----------------------------------------------------------------------------------------------------------
Beginning of period                                                     315,696,585            102,000/2/
                                                                      ------------------------------------
End of period [including undistributed (overdistributed)
net investment income of $(113,186) and $151,365, respectively]       $ 615,440,003      $ 315,696,585
                                                                      ====================================

1.   For the period from September 8, 1999 (inception of offering) to July 31,
     2000.
2. Reflects the value of the Manager's initial seed money investment at August 26, 1999.

See accompanying Notes to Financial Statements.

                    20 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Class A    Year Ended July 31,                                            2001                2000/1/
==========================================================================================================
Per Share Operating Data

Net asset value, beginning of period                                     $9.96              $10.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                      .80/2/              .71
Net realized and unrealized gain (loss)                                   (.46)/2/            (.04)
                                                                         ---------------------------------
Total income (loss) from investment operations                             .34                 .67
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                      (.79)               (.71)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $9.51               $9.96
                                                                         =================================

==========================================================================================================
Total Return, at Net Asset Value/3/                                       3.52%               6.94%

==========================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                               $44,985             $22,421
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                      $41,457              $6,600
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                                     8.11%/2/            8.30%
Expenses                                                                  1.20%               1.26%
Expenses, net of reduction to custodian expenses                          N/A                 0.87%/5/
Expenses, net of reduction to excess expenses                             1.00%               N/A
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     47%                 62%

1. For the period from September 8, 1999 (inception of offering) to July 31,
2000.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                              N/A
Net realized and unrealized gain (loss)            N/A
Net investment income ratio                        8.13%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Prior to July 31, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses.

See accompanying Notes to Financial Statements.

                    21 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

Class B    Year Ended July 31,                                            2001              2000/1/
==========================================================================================================
Per Share Operating Data

Net asset value, beginning of period                                     $9.97            $10.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                      .76/2/            .67
Net realized and unrealized gain (loss)                                   (.47)/2/          (.03)
                                                                         ---------------------------------
Total income (loss) from investment operations                             .29               .64
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                      (.75)             (.67)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $9.51             $9.97
                                                                         =================================

==========================================================================================================
Total Return, at Net Asset Value/3/                                       2.96%             6.56%

==========================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                              $220,328           $98,343
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                     $177,025           $49,122
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                                     7.56%/2/          7.80%
Expenses                                                                  1.64%             1.76%
Expenses, net of reduction to custodian expenses                           N/A              1.37%/5/
Expenses, net of reduction to excess expenses                             1.44%              N/A
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     47%               62%

1. For the period from September 8,1999 (inception of offering) to July 31,
2000.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                              N/A
Net realized and unrealized gain (loss)            N/A
Net investment income ratio                        7.58%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Prior to July 31, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses.

See accompanying Notes to Financial Statements.

                    22 OPPENHEIMER SENIOR FLOATING RATE FUND

Class C    Year Ended July 31,                                       2001                 2000/1/
====================================================================================================
Per Share Operating Data

Net asset value, beginning of period                                $9.97               $10.00
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                .762                  .67
Net realized and unrealized gain (loss)                              (.47)/2/             (.04)
                                                                    --------------------------------
Total income (loss) from investment operations                        .29                  .63
----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.75)                (.66)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $9.51                $9.97
                                                                    ================================

====================================================================================================
Total Return, at Net Asset Value/3/                                  2.96%                6.51%

====================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                         $350,126             $194,933
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $323,725              $82,761
----------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                                7.60%/2/             7.79%
Expenses                                                             1.65%                1.77%
Expenses, net of reduction to custodian expenses                     N/A                  1.38%/5/
Expenses, net of reduction to excess expenses                       1.45%                 N/A
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               47%                   62%

1. For the period from September 8,1999 (inception of offering) to July 31,
2000.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                              N/A
Net realized and unrealized gain (loss)            N/A
Net investment income ratio                        7.62%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Prior to July 31, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses. See accompanying Notes to Financial Statements.

                    23 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Senior Floating Rate Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are not available for direct purchase and are available only upon automatic conversion of Class B shares or exchange of shares of certain other Oppenheimer funds, and by purchase through "wrap" programs of financial advisors that have special agreements with the Distributor for that purpose. Class B and Class C shares are sold without an initial sales charge but may be subject to an Early Withdrawal Charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the end of the month in which you purchase them. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.
--------------------------------------------------------------------------------
Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets plus the amount of any Fund borrowings for investment purposes in floating rate senior loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of an assignment of a loan or a participation interest in a loan.
     Many senior loans are illiquid. As of July 31, 2001, securities with an aggregate market value of $646,721,379, representing 105.1% of the Fund's net assets were comprised of senior loans, of which $585,727,585, representing 95.17% of net assets, were illiquid.
--------------------------------------------------------------------------------
Security Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments on the loan as they become due. The Fund's investments in senior loans are subject to risk of default. As of July 31, 2001, securities with an aggregate market value of $7,425,531, representing 1.21% of the Fund's net assets, were in default.

                    24 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of July 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

Expiring
------------------------
2009              $2,975

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $36,914, a decrease in undistributed net investment income of $844,136, and a decrease in accumulated net realized loss on investments of $881,050. Net assets of the Fund were unaffected by the reclassifications.

                    25 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund began amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $95,988 decrease to cost of securities and a corresponding $95,988 increase in net unrealized appreciation, based on securities held as of December 31, 2000. For the year ended July 31, 2001, interest income decreased by $116,350, net realized loss on investments increased by $59,572, and the change in net unrealized depreciation on investments decreased by $175,922.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
2. Repurchase Offers and Shares of Beneficial Interest

The Fund has adopted the following fundamental policies concerning periodic repurchase offers:

 .    The Fund will make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act of 1940 (as that rule may be amended from time to time).
 .    Repurchase offers shall be made at periodic intervals of three months between Repurchase Request Deadlines. The Deadlines will be at the time on a regular business day (normally the last regular business day) in the months of January, April, July and October to be determined by the Fund's Board of Trustees.
 .    The Repurchase Pricing Date for a particular Repurchase Offer shall be not more than 14 days after the Repurchase Request Deadline for the Repurchase Offer. If that day is not a regular business day, then the Repurchase Pricing Date will be the following regular business day.

     Each quarter, the Fund's Board will determine the number of shares that the Fund will offer to repurchase in a particular Repurchase Offer. The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of shares of all classes of the Fund (in the aggregate) outstanding on the Repurchase Request Deadline. If shareholders

                    26 OPPENHEIMER SENIOR FLOATING RATE FUND tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the shares outstanding on the Repurchase Request Deadline.

For the period ended July 31, 2001, the Fund extended four Repurchase Offers:

                             Percentage of
                        Outstanding Shares   Amount of Shares the   Number of Shares
Repurchase Request     the Fund Offered to        Fund Offered to           Tendered
Deadline                        Repurchase             Repurchase      (all classes)
--------------------------------------------------------------------------------------
October 27, 2000                       10%              4,475,447          1,268,510
January 31, 2001                       10%              5,736,272          3,406,231
April 30, 2001                         12%              7,631,820          4,942,518
July 31, 2001                          12%              7,763,392          6,292,771

   The Fund is authorized to issue an unlimited number of shares of each class and at the date of this report has registered 105 million shares, par value $0.001 each. Class A shares are not available for direct purchase except by exchange of shares of certain other Oppenheimer funds, and by purchase through "wrap" programs of financial advisors that have special agreements with the Distributor for that purpose. The Fund sells Class B and Class C shares continuously at the respective offering price for each class of shares.

Transactions in shares of beneficial interest were as follows:

                                       Year Ended July 31, 2001         Period Ended July 31, 2000/1/
                                      Shares             Amount             Shares             Amount
--------------------------------------------------------------------------------------------------------
Class A
Converted and exchanges            4,024,120      $  39,666,352          2,328,140      $  23,217,522
Dividends and/or
distributions reinvested             221,942          2,169,572             35,505            353,496
Repurchased                       (1,765,776)       (17,168,752)          (123,271)        (1,225,957)
                                 -----------------------------------------------------------------------
Net increase (decrease)            2,480,286      $  24,667,172          2,240,374      $  22,345,061
                                 =======================================================================
--------------------------------------------------------------------------------------------------------
Class B
Sold                              15,128,458      $ 148,981,360         10,074,777      $ 100,606,072
Dividends and/or
distributions reinvested             802,175          7,830,791            224,174          2,236,258
Repurchased                       (2,629,196)       (25,462,499)          (433,905)        (4,327,381)
                                 -----------------------------------------------------------------------
Net increase (decrease)           13,301,437      $ 131,349,652          9,865,046      $  98,514,949
                                 =======================================================================
--------------------------------------------------------------------------------------------------------
Class C
Sold                              25,715,788      $ 253,773,178         19,689,783      $ 196,591,216
Dividends and/or
distributions reinvested           1,685,177         16,474,396            399,870          3,989,459
Repurchased                      (10,150,059)       (98,250,405)          (542,971)        (5,417,575)
                                 -----------------------------------------------------------------------
Net increase (decrease)           17,250,906      $ 171,997,169         19,546,682      $ 195,163,100
                                 =======================================================================

1. For the period from September 8,1999 (inception of offering) to July 31,
2000.

                    27 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2001, were $856,744,135 and $245,819,985, respectively.

As of July 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $709,547,805 was:

Gross unrealized appreciation                          $  2,704,863
Gross unrealized depreciation                           (22,651,718)
                                                       ------------
Net unrealized appreciation (depreciation)             $(19,946,855)
                                                       ============

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Manager has voluntarily agreed to reduce its management fee by 0.20% of average annual net assets. It can amend or terminate that voluntary waiver at any time. The Fund's management fee for the year ended July 31, 2001, was an annualized rate of 0.72%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                   Commissions                    Commissions
                                    on Class B                     on Class C
                               Shares Advanced                Shares Advanced
Year Ended                   by Distributor/1/              by Distributor/1/
--------------------------------------------------------------------------------
July 31, 2001                       $3,946,072                     $2,559,666

1. The Distributor advances commission payments to dealers for sales of Class B and Class C shares from its own resources at the time of sale.

                                  Class A                     Class B                     Class C
                         Early Withdrawal            Early Withdrawal            Early Withdrawal
                                   Charge                      Charge                      Charge
Year Ended      (Retained by Distributor)   (Retained by Distributor)   (Retained by Distributor)
---------------------------------------------------------------------------------------------------
July 31, 2001                      $2,500                    $273,796                    $269,156

                    28 OPPENHEIMER SENIOR FLOATING RATE FUND

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares. Because the Fund is a closed-end fund and is not able to rely on the provisions of Rule 12b-1 of the Investment Company Act (the Act), the Fund has requested and obtained from the Securities and Exchange Commission (the SEC) exemptive relief from certain provisions of the Act. The operation of those plans is contingent upon the continued availability of that exemptive relief from the SEC. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. While the plan permits the Board of Trustees to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the early withdrawal charges collected on repurchased shares and from the Fund under the plans. If either Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

                    29 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. Fees and Other Transactions with Affiliates Continued
Distribution fees paid to the Distributor for the year ended July 31, 2001, were as follows:

                                                                         Distributor's
                                                         Distributor's       Aggregate
                                                             Aggregate    Unreimbursed
                                                          Unreimbursed   Expenses as %
                      Total Payments   Amount Retained        Expenses   of Net Assets
                          Under Plan    by Distributor      Under Plan        of Class
---------------------------------------------------------------------------------------
Class B Plan              $1,323,773        $1,182,101      $6,307,492            2.86%
Class C Plan               2,421,669         1,932,423       6,826,683            1.95

================================================================================
5. Illiquid Securities
As of July 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Many Senior Loans and many of the Fund's other investments are illiquid. The aggregate value of illiquid securities subject to this limitation as of July 31, 2001 was $585,727,585, which represents 95.17% of the Fund's net assets.
================================================================================
6. Loan Commitments
Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $5,000,000 at July 31, 2001. These unfunded loan commitments must be funded by the Fund upon the borrower's discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. The Fund generally will maintain with its custodian, short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.
================================================================================
7. Bank Borrowings
The Fund may borrow up to a certain percentage of its total assets from a bank to purchase portfolio securities (a technique referred to as "leverage"), to finance share repurchases during Repurchase Offers, and to fund additional loan commitments or for cash management purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $250 million, collectively, of which commitment $150 million is allocated to the Fund. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee based on the incremental commitment fee for the $150 million allocated to the Fund under the line of credit.
   The Fund had no borrowings outstanding during the year ended or at July 31, 2001.

                    30 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Senior Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Senior Floating Rate Fund, including the statement of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the periods indicated, and the financial highlights for the year then ended and the period September 8, 1999 (inception of offering) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Senior Floating Rate Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for the periods indicated, and the financial highlights for the year then ended and the period September 8, 1999 (inception of offering) to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.






Deloitte & Touche LLP

Denver, Colorado
August 21, 2001

                    31 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------


================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
       None of the dividends paid by the Fund during the year ended July 31, 2001 are eligible for the corporate dividend-received deduction.
       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                    32 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees    James C. Swain, Trustee, CEO and Chairman of the Board
                         William L. Armstrong, Trustee
                         Robert G. Avis, Trustee
                         George C. Bowen, Trustee
                         Edward L. Cameron, Trustee
                         Jon S. Fossel, Trustee
                         Sam Freedman, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         F. William Marshall, Jr., Vice President
                         Arthur J. Zimmer, Vice President
                         Andrew J. Donohue, Vice President and Secretary
                         Margaret Hui, Assistant Vice President
                         Joseph Welsh, Assistant Vice President
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
                         6803 S. Tucson Way, Englewood, CO 80112-3924.

          (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

                    33 OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------


                  As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance./1/ So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
                  Internet
                  24-hr access to account information and transactions/2/ www.oppenheimerfunds.com
                  --------------------------------------------------------------
                  General Information
                  Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
                  1.800.525.7048
                  --------------------------------------------------------------
                  Telephone Transactions
                  Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                  1.800.852.8457
                  --------------------------------------------------------------
                  PhoneLink/2/
                  24-hr automated information and automated transactions 1.800.CALL OPP (1.800.225.5677)
                  --------------------------------------------------------------
                  Telecommunications Device for the Deaf (TDD)
                  Mon-Fri 9am-6:30pm ET 1.800.843.4461
                  --------------------------------------------------------------
                  Transfer and Shareholder Servicing Agent
                  OppenheimerFunds Services
                  P.O. Box 5270, Denver, CO 80217-5270
                  --------------------------------------------------------------
                  eDocs Direct
                  Receive shareholder report and prospectus notifications
                  for your funds via email. Sign up at www.oppenheimerfunds.com
                  --------------------------------------------------------------
                  Ticker Symbols Class A: N/A Class B: XOSBX Class C: XOSCX
--------------------------------------------------------------------------------
                  1. Automatic investment plans do not assure profit or protect against losses in declining markets.
                  2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                                                     [LOGO] OppenheimerFunds(R)

RA0291.001.0701 September 29, 2001